UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 16, 2007


              SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
             (Exact name of Registrant as specified in its charter)

             Maryland                      811-22031             20-8597138
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code            (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement   communications   pursuant  to  Rule13e-4(c)  under  the
      Exchange Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

The Registrant is furnishing the following information pursuant to Regulation
FD:


Seligman LaSalle International Real Estate Fund, Inc.

The following questions were received after the August 1, 2007 conference call for Seligman LaSalle International Real Estate Fund, Inc. (NYSE: SLS). The responses to these questions were provided by George Noon and Keith Pauley of LaSalle Investment Management (Securities), L.P., one of the Fund's subadvisers.

      1.    What percent of the REITs held by the Fund are currently leveraged?

            A: In general, most REITs use some leverage. At June 30, 2007, the companies in the Fund's portfolio had a weighted-average leverage of about 41%. The Fund itself is not leveraged.

      2. Originally LaSalle has said that using leverage was not attractive. Has LaSalle reconsidered the thought of using leverage now since the markets have changed since inception?

            A: While the yields on REIT stocks are certainly more attractive today, there has also been a significant widening of spreads in the debt market. We have no current plans to lever the portfolio.

      3. Has there been any change in the country allocations following the recent volatility in the global markets, in particular with regard to the U.K.?

            A: No. We believe we are well positioned for the future and see attractive investment opportunities in the UK.

      4. What percentage of the portfolio is in cash and available in order to take advantage of some of the "opportunities" and "attractive valuations" that LaSalle mentioned on the call?

            A: Less than 1% at June 30, 2007. We run the portfolio on a fully invested basis under ordinary circumstances with a cash balance typically less than 2%. We constantly re-evaluate the relative attractiveness of securities in the portfolio versus other opportunities.

      5.    What percentage of the portfolio is now overseas vs. the U.S.?

            A: At June 30, 2007, 18% was in the U.S., 81% in other countries.

      6. What percentage of the portfolio was or still is invested in mortgage backed REITs?

            A: As of June 30, 2007, the portfolio had less than 1% in a commercial mortgage trust, as classified by the FTSE-NAREIT Equity REIT index.

      7. I understand the effects of market sentiment on the market price, however regarding the Fund's NAV - I just don't understand how it could have dropped so quickly? Is there any REIT in particular that has been hit harder than others?

                  A: The market for REIT stocks - and the broad markets - has been unusually volatile since the Fund was launched. According to the Wall Street Journal, as of July 31, one of the worst performing sectors year-to-date was REITs.

                  Since the Fund commenced investment operations at the end of May 2007 through July 31, 2007, the UBS Global Real Estate Investors Index was down 11.66%, the UBS Global Real Estate Investors Index ex-US was down 8.86%, and the FTSE NAREIT Equity REIT Index was down 14.19% -- in US dollars. The continuing weakness of the dollar has been a contributing factor to this performance.

                  Once the Fund was substantially invested in mid-June, the Fund's performance through the end of July has exceeded that of the UBS Global Real Estate Investors Index and the FTSE-NAREIT Equity REIT Index, and lagged the UBS Global Real Estate Investors Index ex-US.

                  About 3% of the difference between the performance of the Fund's portfolio and that of the indexes since the inception of the Fund is the strong upward performance of the sector in the first two days of the Fund's operation, when very little money was invested due to timing of market openings around the world.

                  There were no companies in the portfolio that "blew up" and made a huge negative impact on the Fund's NAV.

Description of Indices (indices are unmanaged and investors cannot invest directly in an unmanaged index):

UBS Global Real Estate Investors Index ex US:

The UBS Global Real Estate Investors Index tracks real estate securities within the S&P/Citigroup World Property Index (Developed Markets) that derive approximately 70% or more of their income from property rents (ownership companies). This benchmark may invest in real estate securities in over 21 countries, excluding the United States.

UBS Global Real Estate Investors Index:

The UBS Global Real Estate Investors Index tracks real estate securities within the S&P/Citigroup World Property Index (Developed Markets) that derive approximately 70% or more of their income from property rents (ownership companies). This benchmark may invest in real estate securities in over 21 countries, including the United States.

FTSE NAREIT Equity REIT Index:
The FTSE NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly traded US real estate securities that are equity REITs as determined by the National Association of Real Estate Investment Trusts.

The opinions and views expressed herein by the Fund's portfolio managers are provided for general information only and do not constitute specific tax, legal or investment advice to any one person. Opinions, estimates and forecasts may be changed without notice. There can no guarantee as to the accuracy of market forecasts. It should not be assumed that any of the securities or holdings discussed were or will prove to be profitable, or that investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Real estate investment may be subject to specific risks, such as risks to general and local economic conditions, and risks related to individual properties. Investing in one economic sector, such as real estate, may result in greater price fluctuations than owning a portfolio of diversified investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. There is no guarantee that the Fund's investment goals/objectives will be met, and you could lose money.

J. & W. Seligman & Co. Incorporated is the Fund's investment manager. The Fund is subadvised by LaSalle Investment Management Securities, L.P. and LaSalle Investment Management Securities B.V.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. You can obtain the Fund's most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR Database. You should read these reports and other filings carefully before investing or sending money.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SELIGMAN LASALLE INTERNATIONAL REAL
                                        ESTATE FUND, INC.


Date:    August 16, 2007


                                        By: /s/ Joseph D'Alessandro
                                        ---------------------------
                                                Joseph D'Alessandro
                                                Assistant Secretary